UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2011

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1172 CASTRO STREET

MOUNTAIN VIEW, CA 94040

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Representatives of VIVUS, Inc., or the Company, intend to deliver a presentation on December 7, 2011 to investors, potential investors, analysts and other individuals.  The presentation will provide an overview of the Company’s business, investigational product candidates and commercial launch planning for Qnexa, the Company’s investigational product candidate for the treatment of obesity, if approved by the Food and Drug Administration.  A copy of the slides to be presented by the Company is attached hereto as Exhibit 99.1.

Item 8.01.  Other Events

On December 7, 2011, Nancy JV Bohannon, MD, FACP, FACE delivered an oral presentation entitled, “Weight Loss and Diabetic Status in Obese (BMI >35) Diabetic Adults after 56 Weeks on Phentermine/Topiramate CR (PHEN/TPM CR)” at the International Diabetes Federation’s World Diabetes Congress, in Dubai, United Emirates.   A copy of the slides presented by Dr. Bohannon during the oral presentation is attached hereto as Exhibit 99.2.

On December 7, 2011, VIVUS, Inc. issued a press release titled, “Weight Loss and Effects on Diabetes with Qnexa Treatment Results Presented at the World Diabetes Congress.” A copy of the press release is attached hereto as Exhibit 99.3.

By filing this information, the Company makes no admission as to the materiality of any information in this report.  The information contained in this report is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company makes, by press release or otherwise, from time to time.  The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate.  Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Slide presentation dated December 7, 2011.

99.2	Slide presentation entitled “Weight Loss and Diabetic Status in Obese (BMI>35) Diabetic Adults after 56 Weeks on Phentermine/Topiramate CR (PHEN/TPM CR).”

99.3	Press Release dated December 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

By:	/s/ Lee B. Perry
Lee B. Perry
Vice President and Chief Accounting Officer

Date:  December 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide presentation dated December 7, 2011.

99.2	Slide presentation entitled “Weight Loss and Diabetic Status in Obese (BMI>35) Diabetic Adults after 56 Weeks on Phentermine/Topiramate CR (PHEN/TPM CR).”

99.3	Press Release dated December 7, 2011.